Tecogen Announces Third Quarter 2017 Results Tecogen has now Generated Positive GAAP Net Income in Four out of the Last Five Quarters WALTHAM, Mass., November 9, 2017 - Tecogen® Inc. (NASDAQ:TGEN), a leading manufacturer of clean energy products which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint, reported revenues of $8,501,198 for the quarter ended September 30, 2017 compared to $6,616,455 for the same period in 2016, or 28.5% growth in top line revenue. The completion of the merger with American DG Energy on May 18th added $1,556,115 in revenue to the quarterly result. Income from operations was $85,539 compared to $249,493 in the prior year comparable period. Similarly, Tecogen delivered net income for the quarter of $27,211 compared to $207,868 in the third quarter 2016. The quarter's results included non-recurring expenses totaling $37,445 related to the company's merger with American DG Energy. Depreciation and amortization jumped to $160,061 for the third quarter of 2017 from $66,484 for the same period in the prior year. The increase is related to the depreciation of the equipment that American DG Energy owns to deliver energy to its customers and the amortization of the corresponding contracts. Excluding merger related expenses, adjusted non-GAAP EBITDA(1) was a positive $295,755 for the third quarter of 2017 versus $382,802 for the third quarter of 2016, a decrease of $87,047. (Adjusted EBITDA is defined as net income attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock based compensation expense, and merger related expenses. See table following the statements of operations for a reconciliation from net income to Adjusted EBITDA as well as important disclosures about the company's use of Adjusted EBITDA). Commenting about the quarter, Tecogen Co-Chief Executive Officer Benjamin Locke noted, "Operationally, it was another positive quarter for Tecogen. The addition of revenue from American DG Energy more than offset lower product revenue, pushing total revenue to a quarterly record. With our backlog hovering near record levels, we are poised for a strong finish to the year. We have a handful of internal projects under way in the fourth quarter that should help to sustain our momentum going into 2018. We are rolling out an update of our Tecopower CHP unit, upgrading our chiller manufacturing capacity, and updating some internal software systems to improve our operational efficiency." Revenue results were driven by solid growth in services related revenues as well as the addition of energy production revenues provided by newly acquired American DG Energy. Total services related revenues for the third quarter of 2017 grew 20.0% over the prior year period, driven primarily by installation activity, while product revenue declined 14.9% compared to the third quarter of 2016. Chiller and heat pump sales more than doubled, partly offsetting a 30.2% decline from what were record cogeneration sales in the year-ago period. Changes in sales mix, partly offset by a full quarter of ADGE's high margin contribution, resulted in an 8.6% decline in gross margin to 38.3% compared to 41.9% in the third quarter of 2016. Nevertheless, this remains well within management's targeted 35-40% gross margin range.

On a combined basis, operating expenses increased to $3,172,492 for the third quarter 2017 from $2,525,325 in the same quarter of 2016. An increase in selling expenses, which rose 37.0% to $503,415, merger related expenses of $37,445, and the consolidation of ADGE's core overhead, accounted for most of the increase. The increase in selling expenses was due to an uptick in marketing related activity and higher sales commissions. Backlog of products and installations was $14.5 million as of third quarter end, and stood at $16.8 million as of November 8, 2017. Speaking about the results Mr. Locke added, "The third quarter of 2016 was a breakout quarter for the company, but as such is a tough quarter to benchmark against. Despite that, the bottom line of this year's third quarter actually compares quite well. We had some remnant merger related expenses to take care of and we chose to increase the budget for selling expenses as an investment in future growth. Getting the merger with ADGE done required a lot of effort and non-quantifiable costs by management and administrative staff. Its successful completion was an important milestone for Tecogen and enables us to now focus squarely on that future growth. In all, I am quite pleased with how the quarter turned out." Co-CEO John Hatsopoulos said, “The third quarter showed the strategic importance of Tecogen’s acquisition of American DG Energy. It adds another stable stream of revenue to help cushion the ups and downs of our product revenue. We’ve now been profitable for five quarters in a row based on adjusted EBITDA(1) and are in a position of strength to meet the opportunities that lie ahead."

Major Highlights: Financial • Gross profit for the third quarter of 2017 was $3,258,031 compared to $2,774,818 in the third quarter of 2016, an increase of 17.4% versus the same period in the prior year. This substantial growth was generated by the full-quarter contribution of American DG Energy. • Overall gross margin in the third quarter of 2017 decreased to 38.3% compared to 41.9% in 2016. A shift in sales mix to lower margin items was partly offset by the addition of high margin energy production revenue. • Product gross margin was 36.6% for third quarter of 2017 compared to 39.8% in third quarter of 2016 as revenue from chiller sales accounted for a larger portion of product sales compared to the year-earlier period. • Services gross margin declined to 34.0% in the period compared to the 43.5% in the prior year. Strong growth in lower margin turnkey installations accounted for the lion's share of the drop in margin. • Energy production gross margin was an exceptionally strong 53.5% following the completion of the merger with American DG Energy on May 18th. We would expect energy production gross margin to fluctuate materially due to seasonality. • On a combined basis, operating expenses rose to $3,172,492 for the third quarter of 2017 from $2,525,325 in the third quarter of 2016. The consolidation of ADGE's operations, $37,445 in merger related expenses and an increase in selling expenses to $503,415 from $367,412 accounted for most of the year-over-year increase. • Excluding non-recurring merger related costs and stock compensation expense, adjusted non-GAAP EBITDA(1) was $295,755 for the quarter compared to adjusted non-GAAP EBITDA of $382,802 during the comparative third quarter of 2016. • Consolidated net income attributable to Tecogen, for the three months ended September 30, 2017 was $27,211 compared to $207,868 for the same period in 2016. • Net income per share was $0.00 compared to $0.01 for the three months ended September 30, 2017 and 2016, respectively. • Current assets at quarter end of $23,592,614 were more than double current liabilities of $9,399,283. Current liabilities include $850,000 of short-term debt due to a related party, which came to Tecogen via the acquisition of American DG Energy. Sales & Operations • Product revenues declined 14.9% from the same period in 2016. The launch of the InVerde e+ in early 2016 and uncertainty regarding the outlook for NYSERDA funding caused sales to jump in the second half of 2016. While cogeneration sales have pulled back 30.2% after last year's surge, they remain well above sales levels prior to InVerde's upgrade. In contrast, chiller sales increased 176.3% year over year. Increasing interest from both the indoor agriculture market and the growing recognition of the value proposition of "mechanical CHP" are the key drivers. • Services revenues grew 20.0% year-on-year, benefiting from increasing penetration in service contracts and favorable operating metrics for the installed fleet as well as an active period for installations work. Continued penetration of our 'turnkey lite' offering, which includes custom value-added engineering design work as well as custom factory engineered accessories and load modules, has been a good source of services revenue growth and is expected to continue to develop as an important revenue stream. • Current sales backlog of equipment and installations as of Wednesday, November 8, 2017 was $16.8 million, driven by strong traction in the InVerde and Tecochill product lines and Installation services. As of September 30, 2017 the backlog was $14.5 million, in line with the Company’s goal of consistently delivering a quarter-end product backlog greater than $10 million. • Indoor agriculture continues to be a rapidly emerging new opportunity for growth, particularly for the Tecochill line of natural gas powered chillers. To-date, Tecogen has inked eight transactions in the space, all but one of which is to buyers who intend to grow cannabis. Interest for our products from new growers entering the market is ongoing. • On September 28th, Tecogen filed an 8-K declaring that it was exercising its right to terminate its TTcogen joint venture with Tedom. The 8-K also states that Tecogen "intends to work together with Tedom to come to an amicable decision to create a new path forward for TTcogen and the relationship between the Company and Tedom and/or facilitate an amicable wind up of TTcogen's affairs as provided for in the LLC Agreement and in accordance with the terms therewith." Emissions Technology • ULTRATEK - Subsequent to the quarter close, Tecogen announced that the Company and its co-investors have agreed to dissolve their Ultra Emissions Technologies S.à r.l. ("ULTRATEK") joint venture. The dissolution process will take place under Luxembourg law and is expected to close by the end of the year. Once the process is complete, all unspent funds will be distributed to the ULTRATEK investors as agreed by a unanimous consent of the shareholders executed on October 24, 2017. As part of this disbursement, Tecogen will receive all its invested funds, $2 million in cash, and the sole exclusive IP that it licensed to ULTRATEK. Tecogen will then purchase all the non-cash assets of ULTRATEK, including all intellectual property, for $400,000. The IP includes two awarded patents, four patent applications, and all data and knowhow associated with the emissions testing performed by AVL. "The rigorous testing completed by ULTRATEK resulted in unassailable documentation and proof of the effectiveness of the Ultera process in reducing criteria emissions from gasoline-powered vehicles with no loss of performance or fuel economy," said Robert Panora, Tecogen President and COO. "Our engagement with both regulators and leading industry manufacturers has provided us with strategic insight regarding the path we should take to gain the confidence of the automotive industry that we possess a practical solution to a difficult problem, one that will neither be resolved in the near or medium term by electrification nor tolerated by the public and regulators. We very much look forward to taking this exciting technology to the next level."

• PERC - As reported in the last quarter of 2016, we received research grant funding from the Propane Education and Research Council (PERC) to demonstrate the viability of our emissions technology in fork trucks. The program’s goal is to develop a retrofit emissions system for fork trucks to reduce their emissions to levels more acceptable for air quality in indoor work environments. Earlier in the year, baseline testing of the unmodified fork truck was completed utilizing a donated fork truck from a major manufacturer that has expressed strong interest in Ultera and has agreed to assist our research effort. The data indicates that the fork truck is an excellent fit for Ultera technology, exhibiting an emissions profile that can be significantly impacted by our process. At this time, we have completed modification to the fork truck associated with the Ultera retrofit and are beginning shakedown testing of the system. Executives from the manufacturer and PERC are tentatively planning to visit Tecogen in December to view the prototype operation first hand. • California Air Permit for Ultera on Standby Generators - Now that facility technical staff have overcome some unrelated technical issues with the final generator, we are able to report that all generators at the facility have been retrofitted with the Ultera system and commissioned for their normal, intended use. Informal testing utilizing our portable emissions analyzers confirmed that all units are compliant to the Southern California standard. We anticipate the customer will complete third party “source testing” of the units, the final step in the permit process, in the upcoming month, at which time we will have independent confirmation of our ground-breaking emissions reduction capability applied to this very stringent application. Conference Call Scheduled for Today at 11:00 am ET Tecogen will host a conference call today to discuss the third quarter results beginning at 11:00 am eastern time. To listen to the call dial (877) 407-7186 within the U.S. and Canada, or (201) 689-8052 from other international locations. Participants should ask to be joined to the Tecogen 3rd quarter 2017 earnings call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on the Company website at www.Tecogen.com in the "News and Events" section under "About Us." The earnings conference call will be webcast live. To view the associated slides, register for and listen to the webcast, go to http://investors.tecogen.com/webcast. Following the call, the webcast will be archived for 30 days. The earnings conference call will be recorded and available for playback one hour after the end of the call through Thursday November 23, 2017. To listen to the playback, dial (877) 660-6853 within the U.S. and Canada, or (201) 612-7415 from other international locations and use Conference Call ID#: 13672659. About Tecogen Tecogen Inc. designs, manufactures, sells, installs, and maintains high efficiency, ultra-clean, cogeneration products including natural gas engine-driven combined heat and power, air conditioning systems, and high-efficiency water heaters for residential, commercial, recreational and industrial use. The company is known for cost efficient, environmentally friendly and reliable products for energy production that, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer’s carbon footprint. In business for over 20 years, Tecogen has shipped more than 2,300 units, supported by an established network of engineering, sales, and service personnel across the United States. For more information, please visit www.tecogen.com or contact us for a free Site Assessment. Tecogen, InVerde, Ilios, Tecochill, Ultera, and e+, are registered trademarks or trademark pending registration of Tecogen Inc. Forward Looking Statements

This press release and any accompanying documents, contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding: • The future structure and funding of Tecogen and any of its joint ventures. • The status of any intellectual property rights or assets. • Expected operating results, such as revenue growth and backlog. • Strategy for growth, product development, and market position. AND • Strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: • Competing technological developments. • Lack of market interest in our joint venture’s products. • Issues obtaining intellectual property protection. • Issues in the research and development of new products. • Tecogen’s inability to properly fund its joint ventures. AND • Such other factors as discussed throughout the "Risk Factors" section of Tecogen’s 10-K that was filed with the SEC on March 31, 2017 and can be found at www.sec.gov. Any forward-looking statement made by us in in this press release and any accompanying documents is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Tecogen Media & Investor Relations Contact Information: John N. Hatsopoulos P: 781-622-1120 E: John.Hatsopoulos@tecogen.com Jeb Armstrong P: (781) 466-6413 E: Jeb.Armstrong@tecogen.com

TECOGEN INC. CONDENSED CONSOLIDATED BALANCE SHEETS As of September 30, 2017 and December 31, 2016 (unaudited) September 30, 2017 December 31, 2016 ASSETS Current assets: Cash and cash equivalents $ 2,077,047 $ 3,721,765 Accounts receivable, net 11,094,287 8,630,418 Unbilled revenue 3,063,089 2,269,645 Inventory, net 6,118,835 4,774,264 Due from related party 496,655 260,988 Prepaid and other current assets 742,701 401,876 Total current assets 23,592,614 20,058,956 Property, plant and equipment, net 15,502,974 517,143 Intangible assets, net 2,430,178 1,065,967 Excess of cost over fair value of net assets acquired 12,602,409 — Goodwill 40,870 40,870 Other assets 2,462,870 2,058,425 TOTAL ASSETS $ 56,631,915 $ 23,741,361 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 5,356,449 $ 3,367,481 Accrued expenses 1,676,307 1,378,258 Deferred revenue 1,477,124 876,765 Loan due to related party 850,000 — Interest payable, related party 39,403 — Total current liabilities 9,399,283 5,622,504 Long-term liabilities: Deferred revenue, net of current portion 386,494 459,275 Senior convertible promissory note, related party 3,149,086 3,148,509 Unfavorable contract liability 10,358,283 — Total liabilities 23,293,146 9,230,288 Commitments and contingencies (Note 9) Stockholders’ equity: Tecogen Inc. stockholders’ equity: Common stock, $0.001 par value; 100,000,000 shares authorized; 24,724,392 and 19,981,912 issued and outstanding at September 30, 2017 and December 31, 2016, respectively 24,724 19,982 Additional paid-in capital 56,081,026 37,334,773 Accumulated other comprehensive loss-investment securities (184,998) — Accumulated deficit (23,065,226) (22,843,682) Total Tecogen Inc. stockholders’ equity 32,855,526 14,511,073 Noncontrolling interest 483,243 — Total stockholders’ equity 33,338,769 14,511,073 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 56,631,915 $ 23,741,361

TECOGEN INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited) Three Months Ended September 30, 2017 September 30, 2016 Revenues Products $ 2,425,616 $ 2,850,901 Services 4,519,467 3,765,554 Energy production 1,556,115 — Total revenues 8,501,198 6,616,455 Cost of sales Products 1,538,515 1,715,462 Services 2,981,454 2,126,175 Energy production 723,198 — Total cost of sales 5,243,167 3,841,637 Gross profit 3,258,031 2,774,818 Operating expenses General and administrative 2,427,352 2,003,838 Selling 503,415 367,412 Research and development 241,725 154,075 Total operating expenses 3,172,492 2,525,325 Income from operations 85,539 249,493 Other income (expense) Interest and other income 14,849 3,914 Interest expense (45,242) (45,539) Total other expense, net (30,393) (41,625) Consolidated net income 55,146 207,868 Income attributable to the noncontrolling interest (27,935) — Net income attributable to Tecogen Inc. 27,211 207,868 Other comprehensive income - unrealized gain on securities 39,361 — Comprehensive income $ 66,572 $ 207,868 Net income per share – basic $ 0.00 $ 0.01 Net income per share – diluted $ 0.00 $ 0.01 Weighted average shares outstanding – basic 24,720,613 19,640,812 Weighted average shares outstanding – diluted 24,930,624 20,229,120 Non-GAAP financial disclosure (1) Net income attributable to Tecogen Inc. $ 27,211 $ 207,868 Interest expense, net 30,393 41,625 Depreciation & amortization, net 160,061 66,484 EBITDA 217,665 315,977 Stock based compensation 40,645 66,825 Merger related expenses 37,445 — Adjusted EBITDA $ 295,755 $ 382,802

TECOGEN INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (unaudited) Nine Months Ended September 30, 2017 September 30, 2016 Revenues Products $ 8,349,159 $ 7,525,909 Services 12,259,037 9,853,369 Energy production 2,330,307 — Total revenues 22,938,503 17,379,278 Cost of sales Products 5,261,245 5,035,230 Services 7,464,193 5,746,992 Energy production 1,053,741 — Total cost of sales 13,779,179 10,782,222 Gross profit 9,159,324 6,597,056 Operating expenses General and administrative 7,042,500 5,898,230 Selling 1,558,378 1,217,533 Research and development 641,064 524,696 Total operating expenses 9,241,942 7,640,459 Loss from operations (82,618) (1,043,403) Other income (expense) Interest and other income 21,033 9,575 Interest expense (115,026) (131,973) Total other expense, net (93,993) (122,398) Consolidated net loss (176,611) (1,165,801) (Income) loss attributable to the noncontrolling interest (44,933) 64,962 Net loss attributable to Tecogen Inc. $ (221,544) $ (1,100,839) Other comprehensive loss - unrealized loss on securities $ (184,998) $ — Comprehensive loss $ (406,542) $ (1,100,839) Net loss per share - basic and diluted $ (0.01) $ (0.06) Weighted average shares outstanding - basic and diluted 22,643,406 19,071,497 Non-GAAP financial disclosure (1) Net loss attributable to Tecogen Inc. $ (221,544) $ (1,100,839) Interest expense, net 93,993 122,398 Depreciation & amortization, net 402,939 198,766 EBITDA 275,388 (779,675) Stock based compensation 138,329 117,065 Merger related expenses 156,298 35,690 Adjusted EBITDA $ 570,015 $ (626,920)

TECOGEN INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS For the nine months ended September 30, 2017 and 2016 (unaudited) Nine Months Ended September 30, 2017 September 30, 2016 CASH FLOWS FROM OPERATING ACTIVITIES: Consolidated net loss $ (176,611) $ (1,165,801) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization, net 402,939 198,766 Provision (recovery) of inventory reserve 43,609 (90,000) Stock-based compensation 138,329 117,065 Non-cash interest expense 577 37,923 Loss on sale of assets 2,909 640 Provision (recovery) for losses on accounts receivable 8,000 (6,000) Changes in operating assets and liabilities, net of effects of acquisitions (Increase) decrease in: Short term investments — 294,802 Accounts receivable (1,908,655) (2,664,462) Unbilled revenue (776,365) (1,024,276) Inventory, net (1,279,847) 714,896 Due from related party (236,971) 744,266 Prepaid expenses and other current assets (18,673) (100,398) Other non-current assets (32,251) — Increase (decrease) in: Accounts payable 1,641,206 (279,196) Accrued expenses and other current liabilities (233,824) 122,809 Deferred revenue 407,379 184,103 Interest payable, related party 21,378 — Net cash used in operating activities (1,996,871) (2,914,863) CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property and equipment (315,205) (130,499) Purchases of intangible assets (34,551) (71,223) Cash acquired in acquisition 971,454 — Cash paid for investment in Ultra Emissions Technologies Ltd (2,000,000) Payment of stock issuance costs (367,101) — Distributions to noncontrolling interest (31,362) — Net cash provided by (used in) investing activities 223,235 (2,201,722) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from demand notes payable, related party — 150,000 Payment of stock issuance costs — (28,548) Proceeds from debt issuance costs — (2,034) Proceeds from the exercise of stock options 128,918 312,698 Proceeds from exercise of warrants — 2,700,000 Net cash provided by financing activities 128,918 3,132,116 Net decrease in cash and cash equivalents (1,644,718) (1,984,469) Cash and cash equivalents, beginning of the period 3,721,765 5,486,526 Cash and cash equivalents, end of the period $ 2,077,047 $ 3,502,057

Supplemental disclosures of cash flows information: Cash paid for interest $ 95,550 $ 94,049 Exchange of stock for non-controlling interest in Ilios $ — $ 330,852 Issuance of stock to acquire American DG Energy $ 18,745,007 $ — Issuance of Tecogen stock options in exchange for American DG Energy options $ 114,896 $ — (1) Non-GAAP Financial Measures In addition to reporting net income, a U.S. generally accepted accounting principle (“GAAP”) measure, this news release contains information about EBITDA (net income (loss) attributable to Tecogen Inc adjusted for interest, depreciation and amortization, stock based compensation expense, and merger related expenses), which is a non- GAAP measure. The Company believes EBITDA allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. EBITDA is not calculated through the application of GAAP. Accordingly, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.